VIEMED HEALTHCARE ANNOUNCES SECOND PUBLISHED NON-INVASIVE VENTILATION STUDY

Lafayette, Louisiana (September 16, 2021) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX: VMD.TO), a home medical equipment supplier and the nation’s largest independent provider of ventilation that provides post-acute respiratory care services, announced another published non-invasive ventilation study led by Dr. William Frazier, Viemed’s Chief Medical Officer. The study, entitled “Noninvasive Ventilation at Home Reduces Mortality in COPD With CRF”, was published on September 15, 2021, in the on-line edition of The American Journal of Managed Care, a respected, peer reviewed journal. (https://www.ajmc.com/view/noninvasive-ventilation-at-home-reduces-mortality-in-copd-with-crf)

Patients with chronic respiratory failure secondary to chronic obstructive pulmonary disease (“COPD-CRF”) have limited treatment options and poor health outcomes. This study examined the effect of noninvasive ventilation at home (“NIVH”) on all-cause mortality, hospitalizations, and emergency department (“ED”) visits in patients with COPD-CRF. The results demonstrated that patients with COPD-CRF who received NIVH had statistically significant and clinically meaningful reductions in hospitalizations and ED visits compared with patients not treated with NIVH. Furthermore, the data suggests that earlier NIVH treatment following CRF diagnosis is associated with a large reduction in all-cause mortality.

The highlights of the results are as follows:

•Patients with COPD and CRF who were prescribed NIVH had statistically significant reductions in risk of death (38.3%), hospitalizations (21.0%), and ED visits (42.9%) compared with similar patients not treated with NIVH.
•NIVH is associated with a 1-year risk difference of 13.0% for mortality, 8.4% for first hospitalization, and 17.6% for first ED visit, yielding relative risk reductions of 30.7%, 12.9%, and 20.1%, respectively. The numbers needed to treat are 7.7 to prevent a death, 12.0 to prevent a first hospitalization, and 5.7 to prevent a first ED visit.

All data for the study was obtained from the Medicare Limited Data Set and included patients who were diagnosed with COPD and CRF between 2012 and 2017.

“We are very pleased to once again see published evidence that supports the clinical efficacy of NIVH on the highest risk, chronically ill respiratory patients, and are excited to continue to share these results with the medical community” said Casey Hoyt, Viemed’s CEO. “These results confirm the findings of a separate study (https://doi.org/10.1016/j.rmed.2020.106291) published in December 2020 which used different statistical methods and studied a different patient population than that used in the current study. While both of these studies used data from the Medicare Limited Data set, our ongoing sponsored study on outcomes associated with NIVH use in COPD-CRF includes data from the complete Medicare data set from 2016 through 2020. We expect to be sharing the results with physicians, payors, patients, and the rest of our industry peers in the near future.”

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

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